UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 26, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry into a Material Definitive Agreement

On December 26, 2005, Cord Blood America, Inc., a Florida corporation (the “Company”) and Cornell Capital Partners, LP (the “Buyer”) amended and restated the $3,500,000 Convertible Debenture dated September 9, 2005 and funded the $1,500,000 Convertible Debenture pursuant to the Second Closing on the date hereof.  The Securities Purchase Agreement and the Registration Rights Agreement dated September 9, 2005 were also amended.

The agreement states that Cord Blood America, Inc. (the “Company”) shall issue and sell to the Buyer(s), and the Buyer(s) shall purchase Five Million Dollars ($5,000,000) of secured convertible debentures, which shall be convertible into shares of the Company’s common stock, par value $0.0001, of which Three Million Five Hundred Thousand Dollars ($3,500,000) has been funded as of September 9, 2005 and One Million Five Hundred Thousand Dollars ($1,500,000) was funded on December 28, 2005 for a total purchase price of Five Million Dollars ($5,000,000).  The interest rate has been amended to 10% per annum and the principal together with accrued but unpaid interest is due on or before December 23, 2008.

The Securities Purchase Agreement was amended to state the Company shall pay the Buyer or its designees a non refundable commitment fee of $375,000 (equal to seven and one half percent (7.5%) of the $5,000,000 Purchase Price), of which $262,500 has been paid at the First Closing, and the remaining $112,500 shall be paid at the Second Closing.  It also states the Company agrees to take any and all appropriate action necessary to increase to two hundred million (200,000,000) its authorized common stock by March 1, 2006.

The Registration Rights Agreement was amended to state the number of shares to be registered on the Initial Registration Statement is to be 60,000,000 shares underlying the Convertible Debentures and must be filed no later than January 15, 2006.  The number of shares to be registered on the Second Registration Statement, to be filed no later than thirty (30) days after the Company has increased its authorized common stock to at least two hundred million (200,000,000) shares, are as follows:

a.

Such number of shares of Common Stock equal to five (5) times the total principal balance of the Convertible Debentures remaining at the time the Second Registration Statement is filed divided by the conversion price in effect at the time the Second Registration Statement is filed.

b.

7,000,000 Shares underlying the Warrant dated 9/9/05

c.

7,285,000 Shares underlying the Warrant dated 9/9/05

d.

8,285,000 Shares underlying the Warrant dated 9/9/05

ITEM 1.02

Termination of a Material Definitive Agreement

The Company and the Investor hereby agree to terminate the Standby Equity Distribution Agreement and the Escrow Agreement and the respective rights and obligations contained therein.  As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Standby Equity Distribution Agreement or the Escrow Agreement.

The Registration Rights Agreement shall remain in effective until the date on which the Investor shall have sold all the registrable securities covered by Registration Rights Agreement.

ITEM 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 26, 2005, Cord Blood America, Inc., a Florida corporation (the “Company”) and Cornell Capital Partners, LP (the “Buyer”) amended and restated the $3,500,000 Convertible Debenture dated September 9, 2005 and funded the $1,500,000 Convertible Debenture pursuant to the Second Closing on the date hereof.  The Securities Purchase Agreement and the Registration Rights Agreement dated September 9, 2005 were also amended.

The agreement states that Cord Blood America, Inc. (the “Company”) shall issue and sell to the Buyer(s), and the Buyer(s) shall purchase Five Million Dollars ($5,000,000) of secured convertible debentures, which shall be convertible into shares of the Company’s common stock, par value $0.0001, of which Three Million Five Hundred Thousand Dollars ($3,500,000) has been funded as of September 9, 2005 and One Million Five Hundred Thousand Dollars ($1,500,000) was funded on December 28, 2005 for a total purchase price of Five Million Dollars ($5,000,000).  The interest rate has been amended to 10% per annum and the principal together with accrued but unpaid interest is due on or before December 23, 2008.

The Securities Purchase Agreement was amended to state the Company shall pay the Buyer or its designees a non refundable commitment fee of $375,000 (equal to seven and one half percent (7.5%) of the $5,000,000 Purchase Price), of which $262,500 has been paid at the First Closing, and the remaining $112,500 shall be paid at the Second Closing.  It also states the Company agrees to take any and all appropriate action necessary to increase to two hundred million (200,000,000) its authorized common stock by March 1, 2006.

The Registration Rights Agreement was amended to state the number of shares to be registered on the Initial Registration Statement is to be 60,000,000 shares underlying the Convertible Debentures and must be filed no later than January 15, 2006.  The number of shares to be registered on the Second Registration Statement, to be filed no later than thirty (30) days after the Company has increased its authorized common stock to at least two hundred million (200,000,000) shares, are as follows:

a.

Such number of shares of Common Stock equal to five (5) times the total principal balance of the Convertible Debentures remaining at the time the Second Registration Statement is filed divided by the conversion price in effect at the time the Second Registration Statement is filed.

b.

7,000,000 Shares underlying the Warrant dated 9/9/05

c.

7,285,000 Shares underlying the Warrant dated 9/9/05

d.

8,285,000 Shares underlying the Warrant dated 9/9/05

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

10.52	Secured Convertible Debenture issued by Cord Blood America, Inc. to Cornell Capital Partners, LP dated December 23, 2005
10.53	Amended and Restated Secured Convertible Debenture issued by Cord Blood America, Inc. to Cornell Capital Partners, LP dated December 23, 2005
10.54	Termination Agreement between Cord Blood America, Inc. to Cornell Capital Partners, LP dated December 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
By:	/s/ SANDRA D. SMITH
Sandra D. Smith, Chief Financial Officer

Date:   December 29, 2005

Exhibit Index

Exhibit Number	Description

10.52	Secured Convertible Debenture issued by Cord Blood America, Inc. to Cornell Capital Partners, LP dated December 23, 2005
10.53	Amended and Restated Secured Convertible Debenture issued by Cord Blood America, Inc. to Cornell Capital Partners, LP dated December 23, 2005
10.54	Termination Agreement between Cord Blood America, Inc. to Cornell Capital Partners, LP dated December 23, 2005